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                                                           Exhibit 10.20


                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "Agreement") is made and entered into as of September 1, 1998 between HarvardNET, Inc., a Delaware corporation (the "Company"), and those entities whose names appear on the signature pages hereof (the "Holders").

     This Agreement is made in connection with the Securities Purchase Agreement, dated the date hereof (the "PURCHASE AGREEMENT") between the Company and the Holders, pursuant to which the Holders are acquiring Series A Preferred Stock, of the Company. The execution of and delivery of this Agreement is a condition precedent to the obligations of the Holders under the Purchase Agreement.

     Unless otherwise defined herein, capitalized terms so used herein and not defined shall have the same meaning as provided in the Purchase Agreement.

     The parties hereby agree as follows:

     1.  CERTAIN DEFINITIONS.

     As used in this Agreement, the following terms shall have the following respective meanings:

           "BUSINESS DAY" means any day, other than a Saturday, Sunday or legal holiday, on which banks in the State of New York are open for business.

           "COMMISSION" means the Securities and Exchange Commission.

           "COMMON STOCK" means the Common Stock, par value $.01 per share, of the Company, as constituted on the date hereof, any shares into which such Common Stock shall have been changed, or any shares resulting from any reclassification of such Common Stock.

           "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor statute thereto, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

           "HOLDERS" means the Holders referred to in the Preamble and any other person holding Registrable Securities to whom these registration rights have been assigned pursuant to Section 9(f) of this Agreement.

           "MAJOR PURCHASERS" means any Holder who, at the time of measurement thereof, holds 10% or more of the Registrable Securities.

           "PERSON" shall mean an individual, partnership, corporation, association, trust, joint venture, unincorporated organization and any government, governmental department or agency or political subdivision thereof.

           "PURCHASERS" means any person who holds Registrable Securities.

           "REGISTRABLE SECURITIES" means (i) the Common Stock held by any Holder issued or issuable pursuant to the conversion of Series A Preferred Stock; (ii) any Common Stock or other


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securities issued or issuable pursuant to the conversion of, or with respect to,
Series A Preferred Stock held by any Holder upon any stock split, stock dividend, recapitalization, or similar event; and (iii) securities issued in replacement or exchange of any of the securities issued in clauses (i) or (ii) above; PROVIDED, HOWEVER, that shares of Common Stock that are Registrable Securities shall cease to be Registrable Securities upon any sale pursuant to a registration statement or Rule 144 under the Securities Act. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Securities, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Series A
Preferred Stock even if such conversion has not been effected.

           "REGISTRATION EXPENSES" means all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration, filing, listing and National Association of Securities Dealers, Inc. ("NASD") fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, all messenger and delivery expenses, any transfer taxes, the fees and expenses of the Company's legal counsel and independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, fees and disbursements of one counsel for all of the Holders, and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities; PROVIDED, HOWEVER, that Registration Expenses shall not include underwriting discounts and commissions.

           "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor statute thereto, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

           "SERIES A PREFERRED STOCK" means the Series A Preferred Stock, $.01 par value per share, of the Company, as constituted on the date hereof, any shares into which such Series A Preferred Stock shall have been changed or any shares resulting from any reclassification of such Series A Preferred Stock.

     2.  REGISTRATION.

     (a) REQUESTED REGISTRATION. At any time following the 180th day after the consummation of the Company's initial public offering of shares of Common Stock, any Major Purchaser may deliver to the Company a written request that the Company effect the registration under the Securities Act of all or part of the Registrable Securities held by such person (a "REQUESTED REGISTRATION"). Upon the delivery of such request, the Company will use its best efforts to effect the registration under the Securities Act of the Registrable Securities that the Company has been so requested to register in accordance with this Section 2(a) within sixty (60) days after receipt of such request or within thirty (30) days after receipt of such request if the Company is qualified to file a registration statement on Commission Form S-3 or any successor or similar short-form registration statement (collectively, "COMMISSION FORM S-3"); PROVIDED, HOWEVER, that (i) the Company shall not be obligated to effect a Requested Registration pursuant to this Section 2(a) during the 180 day period immediately following the commencement of a public offering of the Company's equity securities and
(ii) the Company shall not be obligated to effect a Requested Registration on Commission Form S-1 if the anticipated aggregate offering price of the Registrable Securities and

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other securities to be sold in such registration is less than $1,000,000 unless the requesting Major Purchasers pay the Registration Expenses incurred with respect to such registration. The Company must effect an unlimited number of registrations pursuant to this subdivision (a) to the extent such registrations may be effected on Commission Form S-3, but the Company shall not be obligated to effect more than three Requested Registrations hereunder other than on Commission Form S-3. Subject to subdivision (f), the Company may include in such Requested Registration other securities of the Company for sale, for the Company's account or for the account of any other person, subject to the managing underwriter, if any, determining that the inclusion of such additional shares will not interfere with the orderly sale of the underwritten securities at a price range acceptable to the Holder making a request under this Section 2(a).

     (b) INCIDENTAL REGISTRATION. If the Company for itself or any of its security holders shall at any time or times after the date hereof determine to register under the Securities Act any shares of its capital stock or other securities (other than (i) the registration of an offer, sale or other disposition of securities solely to employees of, or other persons providing services to, the Company, or any subsidiary pursuant to an employee or similar benefit plan and (ii) registrations incident to a merger, acquisition or other transaction of the type described in Rule 145 under the Securities Act or a comparable or successor rule, registered on Form S-4 or similar or successor forms), on each such occasion the Company will notify each Holder of such determination at least thirty (30) days prior to the filing of such registration statement, and upon the request of any Holder given in writing within twenty
(20) days after the receipt of such notice, the Company will use its best efforts as soon as practicable thereafter to cause any of the Common Stock specified by any such Holder to be included in such registration statement to the extent such registration is permissible under the Securities Act and subject to the conditions of the Securities Act and this Agreement (an "Incidental Registration").

     (c) REGISTRATION STATEMENT FORM. The Company shall, if permitted by law, effect any registration requested under Section 2 by the filing of a registration statement on Commission Form S-3 and shall use its best efforts to take any action necessary to maintain its eligibility to utilize Commission Form S-3 to permit resales as requested by the Holders with respect to "Transactions Involving Secondary Offerings" as described in General Instruction I.B.3 of Commission Form S-3.

     (d) EXPENSES. The Company shall pay all Registration Expenses incurred in connection with any Incidental Registration and, except as otherwise specified in Section 2(a), any Requested Registrations.

     (e) EFFECTIVE REGISTRATION STATEMENT. A Requested Registration or an Incidental Registration requested pursuant to Section 2(a) or Section 2(b), respectively, shall not be deemed to have been effected unless it has become effective with the Commission; provided that the Company shall be deemed to have satisfied its obligations hereunder with respect to any Requested Registration other than on Form S-3 if the Significant Holder(s) requesting the same thereafter withdraw such request prior to such Requested Registration becoming effective with the Commission. Notwithstanding the foregoing, a registration statement will not be deemed to have been effected if: (i) after it has become effective with the Commission, such registration is interfered with by any stop order, injunction, or other order or requirement of the Commission or other governmental



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agency or any court proceeding for any reason other than a misrepresentation or omission by any Holder; or (ii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than solely by reason of some act or omission by any Holder.

     (f) PRIORITY IN REGISTRATION. If any registration to which this Agreement is applicable is an underwritten registration, and the managing underwriters shall give written advice to the Company that, in their opinion, market conditions dictate that no more than a specified maximum number of securities (the "UNDERWRITER'S MAXIMUM NUMBER") could successfully be included in such registration, then the Company and the Holders will be able to participate in such offering in the following order of priority: (A) in the case of a Requested Registration (i) first, there shall be included in such registration that number of Registrable Securities requested to be included therein by the Purchasers, PRO RATA in accordance with their relative holdings of Registrable Securities, that does not exceed the Underwriter's Maximum Number, (ii) second, there shall be included in such registration those securities that the Company proposes to offer and sell for its own account to the full extent of the remaining portion of the Underwriter's Maximum Number, and (iii) third, there shall be included in such registration that number of shares of Common Stock that Holders other than the Purchasers shall have requested to be included in such offering, PRO RATA in accordance with such Holder's relative holdings of Common Stock, to the full extent of the remaining portion of the Underwriter's Maximum Number; and (B) in the case of an Incidental Registration: (i) the Company shall be entitled to include in such registration that number of securities that the Company proposes to offer and sell for its own account in such registration and which does not exceed the Underwriter's Maximum Number; (ii) second, there shall be included in such registration that number of Registrable Securities requested to be included therein by the Purchasers, PRO RATA in accordance with their relative holdings of Registrable Securities, to the full extent of the remaining portion of the Underwriter's Maximum Number, and (iii) third, there shall be included in such registration that number of shares of Common Stock that Holders other than the Purchasers shall have requested to be included in such offering, PRO RATA in accordance with such Holder's relative holdings of Common Stock, to the full extent of the remaining portion of the Underwriter's Maximum Number. If the number of shares of Common Stock requested to be included in an underwritten offering exceeds the then remaining portion of the Underwriter's Maximum Number as provided in clauses (A) and (B) of this Section 2(f), as the case may be, then the Holders whose aggregate request so exceeds the then remaining portion of the Underwriter's Maximum Number may include shares of Common Stock in such underwritten offering PRO RATA in accordance with the relative number of shares originally requested to be included in such offering by such Holders in the writing delivered in accordance with Section 2(a) or Section 2(b), as the case may be.

     (g) Notwithstanding anything in paragraphs (a) and (b) of this Section 2, the Company shall have the right to delay any registration pursuant to paragraph
(a) or (b) of this Section 2 for up to ninety (90) days if such registration would, in the judgment of the Company's Board of Directors, substantially interfere with any material transaction being considered at the time of receipt of the request from the Holders.



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

     3. REGISTRATION PROCEDURES.

     (a) If and whenever the Company is required to use its best efforts to effect the registration of any shares of Common Stock under the Securities Act as provided in Section 2, the Company, as expeditiously as possible and subject to the terms and conditions of Section 2, will:

           (i) prepare and file with the Commission the requisite registration statement to effect such registration and use its best efforts to cause such registration to become and remain effective;

           (ii) permit any Holder which, in the reasonable judgment of the Holder, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included;

           (iii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or the expiration of 180 days after such registration statement becomes effective;

           (iv) furnish to the Holders such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the purchaser or any Holder of Common Stock to be sold under such registration statement may reasonably request;

           (v) use its best efforts to register or qualify all Common Stock covered by such registration statement under such other United States state securities or blue sky laws of such jurisdictions as any Holder of Common Stock to be sold under registration statement shall reasonably request, to keep such registration or qualification in effect for so long as such registration remains in effect, and take any other action that may be reasonably necessary or advisable to enable the Holder of Common Stock to be sold under such registration statement to consummate the disposition in such jurisdictions of the securities owned by such Holder, except that the Company shall not for any such purpose be required to (a) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (v) be obligated to be so qualified, or (b) subject itself to taxation in any such jurisdiction.



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           (vi) use its best efforts to cause all Common Stock covered by such registration statement to be registered with or approved by such other United States state governmental agencies or authorities as may be necessary to enable the Holder of Common Stock to be sold under such registration statement to consummate the intended disposition of such Common Stock;

           (vii) in the event of the issuance of any stop order suspending the effectiveness of the registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order;

           (viii) in the case of an underwritten public offering, use it best efforts to furnish (1) an opinion, dated the effective date of the registration statement, of the independent counsel representing the Company for the purposes of such registration, addressed to the underwriters, in form and substance customarily issued to underwriters in connection with an underwritten public offering and (2) a letter, dated the effective date of the registration statement, from the independent certified public accountants of the Company, addressed to the underwriters stating that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act.

           (ix) immediately notify the Holders of Common Stock included in such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of the Holders promptly prepare and furnish to the Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the Holders of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

           (x) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and not file any amendment or supplement to such registration statement or prospectus to which any Holder shall have reasonably objected in writing on the grounds that such amendment or



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supplement does not comply in all material respects with the requirements of the
Securities Act or of the rules or regulations thereunder, having been furnished with a copy thereof at least two business days prior to the filing thereof;

           (xi) provide a transfer agent for all Common Stock covered by such registration statement not later than the effective date of such registration statement; and

           (xii) use its best efforts to list all Common Stock covered by such registration statement on any securities exchange (or on NASD's NASDAQ) on which any of the Company's issued and outstanding securities are then listed.

     (b) The Company may require each Holder of Common Stock to be sold under such registration statement, at the Company's expense, to furnish the Company with such information and undertakings as it may reasonably request regarding such Holder and the distribution of such securities as the Company may from time to time reasonably request in writing.

     (c) Each Holder, by execution of this Agreement, agrees (A) that upon receipt of any notice of the Company of the happening of any event of the kind described in subdivision (a)(ix) of this Section 3, such Holder will forthwith discontinue its disposition of Common Stock pursuant to the registration statement relating thereto until the receipt by such Holder of the copies of the supplemented or amended prospectus contemplated by subdivision (a)(ix) of this
Section 3 and, if so directed by the Company, will deliver to the Company all copies other than permanent file copies, then in possession of the Holders of the prospectus relating to such Common Stock current at the time of receipt of such notice and (B) that it will immediately notify the Company, at any time when a prospectus relating to the registration of such Common Stock is required to be delivered under the Securities Act, of the happening of any event as a result of which information previously furnished by such Holder to the Company for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In the event the Company or any such Holder shall give any such notice, the period referred to in subdivision (a)(iii) of this
Section 3 shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to subdivision (a)(ix) of this Section 3 to and including the date when such Holder shall have received the copies of the supplemented or amended prospectus contemplated by subdivision (a)(ix) of this Section 3.

     4. UNDERWRITTEN OFFERINGS.

     (a) UNDERWRITTEN OFFERING. In connection with any underwritten offering pursuant to a registration requested under Section 2(a), the Company will enter into an underwriting agreement with the underwriters for such offering, such agreement to be in form and substance reasonably satisfactory to Major Purchasers holding in the aggregate 60% or more of the Registrable Securities in their reasonable judgment and to contain such representations and warranties by the Company and such other terms as are customarily contained in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in Section 6. Each Holder proposing to distribute shares of Common Stock in a registration in accordance with Section 2



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shall, if requested by the underwriters thereof, be required to enter into an underwriting agreement containing customary representations and warranties regarding such Holder and its intended method of distribution and any other representation required by law, and containing customary indemnification and contribution provisions.

     (b) SELECTION OF UNDERWRITERS. If a Requested Registration pursuant to
Section 2(a) involves an underwritten offering, then the Company shall select the underwriter from underwriting firms of national reputation, subject to the reasonable approval of the Holders of a majority of the Registrable Securities to be included in such registration.

     (c) HOLDBACK AGREEMENTS. Each Holder agrees, if so requested by the managing underwriter or the Company in connection with the Company's initial public offering and with a registration effected in accordance with Section 2, not to effect any public sale or distribution of Series A Preferred Stock or Common Stock (including, without limitation, making any short sale of, or granting any option for the purchase of, any Registrable Securities) or sales of any such securities pursuant to Rule 144 or Rule 144A under the Securities Act, during the seven (7) days prior to and the 180 days after the Company's initial public offering or any underwritten registration pursuant to Section 2 has become effective (except as part of such underwritten registration) or, if the managing underwriter advises the Company that, in its opinion, no such public sale or distribution should be effected for a period of not more than 180 days after such underwritten registration in order to complete the sale and distribution of securities included in such registration and the Company gives notice to such effect to such Holders of such advice, each Holder shall not effect any public sale or distribution of Series A Preferred Stock or Common Stock or sales of such securities pursuant to Rule 144 or Rule 144A under the Securities Act during such period after such underwritten registration, except as part of such underwritten registration, whether or not such Holder participates in such registration.

     5. PREPARATION, REASONABLE INVESTIGATION.

     In connection with the preparation and filing of each registration statement under the Securities Act, the Company will give the Holders of Common Stock to be sold under such registration statement, the underwriters, if any, and their respective counsel and accountants, drafts and final copies of such registration statement, each prospectus included therein or filed with the Commission and each amendment thereof or supplement thereto, at least 5 business days prior to the initial filing thereof with the Commission and at least one business day prior to any other subsequent filing or amendment, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holders and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     6. INDEMNIFICATION AND CONTRIBUTION.

     (a) INDEMNIFICATION BY THE COMPANY. In the event of any registration under the Securities Act pursuant to Section 2 of any Common Stock covered by such registration, the Company will, and hereby does, indemnify and hold harmless each Holder of Common Stock to be sold under



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such registration statement, each such Holder's legal counsel, each other person who participates as an underwriter in the offering or sale of such securities
(if so required by such underwriter as a condition to including the Common Stock of the Holders in such registration) and each other person, if any, who controls any such Holder or any such underwriter within the meaning of the Securities
Act, against any losses, claims, damages or liabilities, joint or several, to which the Holders or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or any document incorporated therein by reference, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of any violation by the Company of any rule or regulation promulgated under the Securities Act or state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and the Company will reimburse the persons seeking indemnification hereunder for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; PROVIDED, HOWEVER, that the Company shall not be liable to any person seeking indemnification hereunder in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such person.

     (b) INDEMNIFICATION BY THE HOLDERS. Each Holder that sells any Common Stock in any registration as contemplated by this Agreement shall, severally, and not jointly and severally, indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 6) the Company, each director of the Company, each officer of the Company, each underwriter, if any, and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if, and only if, such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Company directly by such person or entity specifically for use therein; PROVIDED, HOWEVER, that the obligation of any Holder hereunder shall be limited to an amount equal to the net cash proceeds received by such Holder upon the sale of Common Stock sold in the offering covered by such registration.

     (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by a party seeking indemnification in accordance with this Section 6 (an "Indemnified Party") of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 6, such Indemnified Party will, if a claim in respect thereof is to be made against a party required to provide indemnification (an "Indemnifying Party"), give written notice to the latter of the commencement of such action, PROVIDED, HOWEVER, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligation under the preceding subdivisions of this Section 6, except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party's reasonable judgment a conflict of interest between such Indemnified and indemnifying parties may exist in respect of such claim, the Indemnifying Party shall be entitled to participate in and to assume the defense thereof, jointly with any other Indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. Without the consent of the Indemnified Party, no Indemnifying Party shall consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation, and, without the consent of the Indemnifying Party, no Indemnified Party shall consent to the entry of any judgment or enter into any settlement with respect to any claim or litigation with respect to which such Indemnified Party seeks indemnity hereunder.

     (d) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding subdivisions of this Section 6 (with appropriate modifications) shall be given by the Company and each Holder of Registrable Securities included in any registration statement with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

     (e) INDEMNIFICATION PAYMENT. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     (f) SURVIVAL OF OBLIGATIONS. The obligations of the Company and of the Holders under this Section 6 shall survive the completion of any offering of Common Stock under this Agreement.

     (g) CONTRIBUTION. If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an Indemnified Party, then each Indemnifying Party shall contribute to the amount paid or payable to such Indemnified Party as a result of the losses, claims, damages or liabilities referred to in this Section 6 an amount or additional amount, as the case may be, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party or parties on the one hand and the Indemnified Party on the other in connection with the statements or omissions which resulted in such losses, claims, demands or liabilities as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or parties on the one hand or the Indemnified Party on the other and the parties' relative, intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid to an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 6(g) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim which is the subject of this Section 6. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     7. COVENANTS RELATING TO RULE 144.

     With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of securities of the Company to the public without registration after such time as a public market exists for the Common Stock, the Company agrees:

           (a) to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

           (b) to use its best efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, as amended (at any time after it has become subject to such reporting requirements); and

           (c) so long as a Holder owns any Common Stock, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements) a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

     8. OTHER REGISTRATION RIGHTS.

     The Company represents and warrants that, except as provided in this Agreement, it has not granted to any Person any right to require the Company to register shares of the Company's capital securities under the Securities Act or to participate in any manner in any registration or public offering of the Company's capital securities under the Securities Act.

     9. MISCELLANEOUS.

     (a) SPECIFIC PERFORMANCE. The parties hereto acknowledge that there may be no adequate remedy at law if any party fails to perform any of its obligations hereunder and that each party may be irreparably harmed by any such failure, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement.

     (b) NOTICES. All demands, requests, notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally or sent by United States first class mail, postage prepaid, and to the parties hereto at the following address or at such other address as any party hereto shall hereafter specify by notice to the other party hereto:

            (i)   if to the Company, addressed to:

                         HarvardNET, Inc.
                         One Harbour Place
                         Portsmouth, NH  03801
                         Attention:  William Southworth, Chairman
                         Facsimile No.:  (617) 532-2002

                with a copy to:

                         Hale and Dorr LLP
                         60 State Street
                         Boston, MA  02109
                         Attention:  Thomas S. Ward, Esq.
                         Facsimile No.:  (617) 526-5000

            (ii) if to the Holders, to their addresses set forth on Schedule 1 attached hereto


Except as otherwise provided herein, all such demands, requests, notices and other communications shall be deemed to have been received on the date of personal delivery thereof or on the third business day after the mailing thereof.

     (c) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to conflicts of law principles thereof.

     (d) HEADINGS. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for convenience only, and do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

     (e) ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter, including, without limitation, any registration or similar rights granted under (i) the subscription agreement pursuant to which any Holder acquired Common Stock, (ii) the Agreement and Plan of Merger dated as of November 12, 1997 by and between the Company and Internet Northeast, a Maine corporation, or (iii) in any other agreement between or among the Company and any of its stockholders. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and Purchasers holding not less than 60% of the voting power represented by the Series A Preferred Stock or Registrable Securities held by all of the Purchasers; PROVIDED, HOWEVER, that no amendment may be made to any provision hereof without the prior written consent of the majority of Holders (as measured by their relative holdings of Common Stock), if any, whose rights hereunder would be adversely affected thereby differently than other Holders' rights would be adversely affected thereby. Each Holder shall be bound by any amendment or waiver effected in accordance with this Section 9(e), whether or not such Holder has consented to such amendment or waiver. Without limitation of the foregoing, solely with the written consent of the Company and Purchasers holding not less than 60% of the voting power represented by the Registrable Securities held by all of the Purchasers, this Agreement may be amended or amended and restated so as to afford to other persons who become stockholders of the Company registration rights that are senior in right to those granted to the Purchasers hereunder so long as the relative registration rights of the Purchasers and the other Holders hereunder are not amended in connection therewith.

     (f) ASSIGNABILITY. This Agreement and all of the provisions hereof will be assigned, without the consent of the Company, by any Holder to, and shall inure to the benefit of, any purchaser, transferee or assignee of any Registrable Securities (and in the case of Holders that are not Purchasers, any Common Stock), unless the Holder specifies otherwise in connection with any particular purchase, transfer or assignment. However, the Company shall not be required to recognize any such purchaser, transferee or assignee as a Holder under this Agreement unless and until either (i) such person becomes the holder of record of the securities so purchased, transferred or assigned or (ii) the Company receives written notice of such purchase, transfer or assignment.

     (g) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                     HARVARDNET, INC.


                                     By: /s/ William Southworth
                                        -----------------------------------
                                          Name:
                                          Title:


                                     MEDIA/COMMUNICATIONS PARTNERS III
                                     LIMITED PARTNERSHIP

                                     By:  M/C III L.L.C., its General Partner


                                     By: /s/ James Wade
                                        -----------------------------------
                                           Duly Authorized Signatory


                                     M/C INVESTORS L.L.C.


                                     By: /s/ James Wade
                                        -----------------------------------
                                           Duly Authorized Signatory



                                     CHESTNUT STREET PARTNERS, INC.


                                     By: /s/ James Wade
                                        -----------------------------------
                                           Duly Authorized Signatory


                                     FTT VENTURES LIMITED


                                     By: /s/ Donald Heaton
                                        -----------------------------------
                                          Name:
                                               ----------------------------
                                          Title: Treasurer

                                     FIDELITY INVESTORS II LIMITED PARTNERSHIP

                                     By:  Fidelity Investors Management, LLC,
                                             its General Partner

                                     By:
                                          Name: /s/ Donald Heaton
                                               ----------------------------
                                          Title:


                                     /s/ Jeffrey Osborn
                                     --------------------------------------
                                     Jeffrey Osborn



                                     ROBERT T. VASAN TRUST U/D/T DATED
                                     4/10/97

                                     By: /s/ Robert Vasan
                                        -----------------------------------
                                           Robin Vasan, Trustee


                                     /s/ Martin D. H. Bloom
                                     --------------------------------------
                                     Martin D. H. Bloom


                                     /s/ William Southworth
                                     --------------------------------------
                                     William Southworth


                                     /s/ Barbara Southworth
                                     --------------------------------------
                                     Barbara Southworth

                                     /s/ Barry Unger
                                     --------------------------------------
                                     Barry Unger


                                     /s/ Brent Paine
                                     --------------------------------------
                                     Brent Paine


                                     BUZBY-VASAN TRUST 1997


                                     By: /s/ David Buzby
                                         ----------------------------------
                                          Trustee


                                     /s/ Mark E. Hopper
                                     --------------------------------------
                                     Mark E. Hopper


                                     /s/ Joseph B. Miele
                                     ------------------------------------
                                     Joseph B. Miele


                                     /s/ Aaron Burnett
                                     ------------------------------------
                                     Aaron Burnett


                                     /s/ Roger W. Ach III
                                     ------------------------------------
                                     Roger W. Ach III

                                     -----------------------------------
                                     Scott A. Balfour

                                     PETER M. KENDRICK TRUST


                                     By: /s/ Peter M. Kendrick
                                        ---------------------------------
                                           Peter M. Kendrick, Trustee

                                   SCHEDULE 1

NAME AND ADDRESS OF HOLDER

MEDIA/COMMUNICATIONS  PARTNERS III LIMITED  PARTNERSHIP
75 State Street
Boston, Massachusetts 02110
Telephone No.:  (617) 345-7200
Facsimile No.:  (617) 345-7201
Attention:  James F. Wade
and Peter H.O. Claudy

with a copy, which shall not constitute notice, to:

Edwards & Angell, LLP
101 Federal Street
Boston, MA 02110
Facsimile No.: (617) 439-4170
Attention: Leonard Q. Slap, Esq.

M/C INVESTORS L.L.C.
75 State Street
Boston, Massachusetts 02110
Telephone No.:  (617) 345-7200
Facsimile No.:  (617) 345-7201
Attention:  James F. Wade
and Peter H.O. Claudy

with a copy, which shall not constitute notice, to:

Edwards & Angell, LLP
101 Federal Street
Boston, MA 02110
Facsimile No.: (617) 439-4170
Attention: Leonard Q. Slap, Esq.

CHESTNUT STREET PARTNERS, INC.
(a Small Business Investment Company licensed
  by the U.S. Small Business Administration)
75 State Street
Boston, Massachusetts 02110
Telephone No.:  (617) 345-7200
Facsimile No.:  (617) 345-7201
Attention:  James F. Wade
 and Peter H.O. Claudy

with a copy, which shall not constitute notice, to:

Edwards & Angell, LLP
101 Federal Street
Boston, MA 02110
Facsimile No.: (617) 439-4170
Attention: Leonard Q. Slap, Esq.

NAME AND ADDRESS OF HOLDER

FTT VENTURES LIMITED
c/o Fidelity Capital
82 Devonshire Street
Boston, MA  02109
Attention:  Robert C. Ketterson, Vice President Telephone No.:  Telephone No:
(617) 563 4159
Facsimile No.:  (617) 476-5805

OR, IF BY HAND, TO:
100 Summer Street
25th Floor
Boston, MA 02110

with a copy to, which shall not constitute notice, to:

Sullivan and Worcester, LLP
One Post Office Square
Boston, MA 02109
Facsimile No.:  (617) 338-2880
Attention:  Karen L. Linsley, Esq.


FIDELITY INVESTORS II LIMITED PARTNERSHIP
c/o Fidelity Capital
82 Devonshire Street
Boston, MA  02109
Attention:  Robert C. Ketterson, Vice President
Telephone No.  (617) 563 4159
Facsimile No.:  (617) 476-5805

OR, IF BY HAND, TO:
100 Summer Street
25th Floor
Boston, MA 02110

with a copy to, which shall not constitute notice, to:

Sullivan and Worcester, LLP
One Post Office Square
Boston, MA 02109
Facsimile No.:  (617) 338-2880
Attention:  Karen L. Linsley, Esq.


JEFFREY OSBORN
41582 Spring Valley Lane
Leesburg, VA 20175
Telephone No.: (703) 327-2094
Facsimile No.: (703) 327-3131

NAME AND ADDRESS OF HOLDER

ROBERT T. VASAN TRUST
2690 Millenium Circle
Reno, NV 89512
Telephone No.: (617) 493-8546
Facsimile No.: None


MARTIN D.H. BLOOM
50 Eton Court, Eton Avenue
London NW3 3HJ England
Telephone No.: 011 44 171 586-3518
Facsimile No.: 011 44 171 483-2657

with a copy to, which shall not constitute notice, to:

Testa, Hurwitz & Thibeault, LLP
High Street Tower
125 High Street
Boston, MA 02110
Facsimile No.: (617) 248-7100
Attention: George W. Thibeault, Esq.

WILLIAM SOUTHWORTH
91 Ann Lee Road
Harvard, MA 01451
Telephone No.: (617) 262-4200
Facsimile No.: (617) 531-2002

BARBARA SOUTHWORTH
91 Ann Lee Road
Harvard, MA 01451
Telephone No.: (617) 262-4200
Facsimile No.: (617) 531-2002

BRENT PAINE
5 Pumpkin Circle
Exeter, NH 03833
Telephone No.: (603) 778-9674
Facsimile No.: [  ]

SCOTT A. BALFOUR
95 Bowery Beach Road
Cape Elizabeth, ME 04107
Telephone No.: (207) 761-7779
Facsimile No.: (207) 879-1416

PETER M. KENDRICK TRUST
4 Landing Woods Lane

NAME AND ADDRESS OF HOLDER

Falmouth, ME 04107
Telephone No.: (207) 781-5206

BARRY UNGER
189 Richdale Avenue
Suite B-9
Cambridge, MA 02140
Telephone No.: (617) 868-1950
Facsimile No.: (617) 497-6209

BUZBY-VASAN 1997 TRUST
1373 3rd Avenue
San Francisco, CA 94122
Telephone No.: (415) 664-9790
Facsimile No.: (415) 664-9781

MARK E. HOPPER
17 Stonebridge Circle
New Castle, ME 04553
Telephone No.: (207) 563-2155
Facsimile No.: (207) 879-1416

JOSEPH B. MIELE
26 Oak Street
South Portland, ME 04106

AARON BURNETT
10 Florence Road
Gray, ME 04039
Telephone No.: (207) 657-4727
Facsimile No.: (207) 531-2009

ROGER W. ACH III
6 Greenview Street
Framingham, MA 01701
Telephone No.: (508) 820-1857
Facsimile No.: (617) 531-2002